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                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D. C.  20549

                                       FORM 8-K

                                    CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported) May 27, 1998.


                        TREATS INTERNATIONAL ENTERPRISES INC.
                        -------------------------------------

                (Exact name of registrant as specified in its charter)

                                       DELAWARE
                                       --------

                    (State or other jurisdiction of incorporation)

          0-21418                                 13-3495199
          -------                                 ----------

     (Commission File Number)           (IRS Employer Identification No.)


          418 PRESTON STREET, OTTAWA, ONTARIO, CANADA             K1S 4N2
          ---------------------------------------------------------------
          (Address of principal executive offices)             (Zip Code)

         Registrant's telephone number, including area code (613) 563-4073

                                      N/A
                         --------------------------
           (Former name or former address, if changed since last report)


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ITEM 5                               OTHER EVENTS

Treats International Enterprises, Inc. ("TIEI") and a group of common shareholders ("the Minority Shareholders") on May 27, 1998 filed two actions in Ontario Court (General Division), one of which is under the Class Proceedings Act, 1992, against The Royal Bank of Canada and its wholly owned subsidiary The Royal Bank Capital Corporation (collectively "RBCC"). In both actions TIEI and the Minority Shareholders seek general damages in the amount of One Hundred Million Dollars Canadian (C$100,000,000.) From RBCC.

RBCC is the single largest shareholder of TIEI as well as it largest creditor. The case is currently scheduled for mandatory mediation in Ottawa, Ontario, Canada on January 19, 1999.


                                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREATS INTERNATIONAL ENTERPRISES INC.




By:  /s/ Paul J.Gibson                              Dated: December 11, 1998.
     -----------------                                     ------------------

     President and C.E.O.